                                                          EXHIBIT 10.10

                          AMENDMENT AND RESTATEMENT OF
                      EMERGENCY PROFESSIONAL SERVICES, INC.
                           DEFERRED COMPENSATION PLAN


                        Effective as of January 31, 1996

                                TABLE OF CONTENTS


ARTICLE I
            CONDITION PRECEDENT AND PURPOSE................................1

ARTICLE II
            DEFINITIONS....................................................1

ARTICLE III
            PAYMENT OF BENEFITS............................................4

ARTICLE IV
            FORFEITURES....................................................6

ARTICLE V
            ADMINISTRATION.................................................7

ARTICLE VI
            AMENDMENT AND TERMINATION......................................7

ARTICLE VII
            MISCELLANEOUS..................................................7

EXHIBIT A.................................................................10

                                    ARTICLE I
                         CONDITION PRECEDENT AND PURPOSE

            1.1 This Amendment and Restatement of the Emergency Professional Services, Inc. Deferred Compensation Plan shall be effective as of January 31, 1996, but only upon approval of the shareholder of Emergency Professional Services, Inc.

            1.2 This Deferred Compensation Plan is adopted and amended and restated by Emergency Professional Services, Inc., in the form of an unfunded deferred compensation arrangement for a select closed group of key individuals, to fulfill certain incentive commitments made to said individuals to continue in employment or contract arrangements with or for the benefit of the Company and as a means of compensating those persons of outstanding abilities who were instrumental in developing new ideas and in ensuring the growth of the Company and upon whom the future success of the Company's business largely depended.

                                   ARTICLE II
                                   DEFINITIONS

            Unless the context otherwise indicates, the following terms shall have the meanings set forth below whenever used in this document:

            2.1 The words "Account Balance" shall mean, for any Participant at any point in time, up to and including the Participant's Determination Date, an amount (expressed in United States dollars) which shall be the sum of (a) plus
(b), where:

            (a)         equals the Participant's January 31, 1996 Account
                        Balance; and

            (b) equals any forfeitures allocated to the Participant pursuant to Section 4.2.

            2.2 The words "Active Participant" shall mean, with respect to any Service Year, a Participant who both completes a Year of Service with respect to such Service Year and is a Covered Physician on the last day of the Service Year.

            2.3 The word "Affiliate" shall mean:

            (a) for periods prior to the Closing Date, any person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company, including any corporation or unincorporated trade or business which is a member of an affiliated service group (within the meaning of 26 U.S.C. Section 414(m)) which includes the Company; and

            (b) with respect to periods on and after the Closing Date, any person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with MedPartners/Mullikin including any corporation which is a member of a controlled group of corporations (within the meaning of 26 U.S.C. Section 1563(a)) which includes MedPartners/Mullikin.

            2.4 The word "Age" shall mean for any Participant his or her actual attained age in full years.

            2.5 The word "Beneficiary" shall mean any person who is designated to receive payment of any benefit under the terms of the Plan following a Participant's death.

            2.6 The words "Benefit Amount" shall mean for any Participant an amount, determined as of the Participant's Determination Date, which shall be equal to the product of (a) multiplied by (b), where:

            (a) equals the Participant's Account Balance; and

            (b) equals the Participant's Vested Percentage.

            2.7 The words "Closing Date" shall mean the date of the Merger.

            2.8 The word "Company" shall mean Emergency Professional Services, Inc. (f/k/a Emergency Professional Services of Ohio, Inc.), an Ohio corporation, or any successor to the Company's business and/or obligations hereunder.

            2.9 The words "Covered Physician" shall mean a Participant who is a licensed physician who, pursuant to a contractual arrangement (whether as an employee or an independent contractor), provides medical services in connection with the business of the Company or an Affiliate, whether personally or through the medium of a professional corporation or other controlled entity. A person shall cease to be a Covered Physician at such time as he or she ceases to perform medical services in connection with the business of the Company or an Affiliate pursuant to such a contractual arrangement.

            2.10 The words "Determination Date" shall mean for any Participant the first to occur of either (a) the date the Participant ceases to be a Covered Physician or (b) the date the Participant receives the first payment of his or her Benefit Amount pursuant to Section 3.3.

            2.11 The word "Hour" shall mean for any Covered Physician an hour during which the Covered Physician either was on active duty in a hospital emergency room in Participant's capacity as a Covered Physician or performed executive and/or administrative functions on behalf of the Company or an Affiliate, and for which Participant was directly or indirectly-paid or entitled to payment by the Company or an Affiliate.

            2.12 The words "January 31, 1996 Account Balance" shall mean, for any Participant, the amount set forth opposite Participant's name on Exhibit 1, attached to the Emergency Professional Services, Inc. Board Resolution approving this Plan amendment and restatement.

            2.13 The words "MedPartners/Mullikin" shall mean
MedPartners/Mullikin, Inc., a Delaware corporation, which owns, directly or indirectly, all of the issued and outstanding stock of the Company.

            2.14 The word "Merger" shall mean a transaction pursuant to which MedPartners/Mullikin became the beneficial owner, directly or indirectly, of all of the issued and outstanding stock of the Company.

            2.15 The word "Participant" shall mean any person whose name is set forth on Exhibit A, attached hereto and no one else.

            2.16 The word "Plan" shall mean this document, as originally executed and as it may be later amended, and/or the arrangement created by this document. The word "Plan" shall also mean, as the context may require, the Emergency Professional Services, Inc. Deferred Compensation Plan as it existed prior to the Closing Date.

            2.17 The words "Service Year" shall mean either:

            (a) in respect of periods ending on or before January 31, 1996, the twelve (12) month period ending on January 31 in any calendar year; or

            (b) the eleven (11) month period beginning on February 1, 1996 and ending on December 31, 1996; or

            (c) in respect of periods commencing after December 31, 1996, the calendar year, commencing with 1997.

            2.18 The words "Total and Permanent Disability" shall mean any physical or mental ailment which continuously disables and wholly prevents a Participant from performing Participant's duties as a Covered Physician and which is expected to be of a permanent duration; except that no Participant shall be deemed to be totally and permanently disabled if such disability was
(a) contracted, suffered or incurred while the Participant was engaged in, or resulted from Participant having engaged in, a criminal act or enterprise, or
(b) resulted from Participant's habitual drunkenness or addiction to narcotics, or (c) resulted from an intentionally self-inflicted injury. The Company shall determine in good faith whether a Participant is Totally and Permanently Disabled and, to assist it in making such determination, may require any Participant to submit to appropriate medical examination and tests at the Company's expense.

            2.19 The words "Vested Percentage" shall mean for any Participant a percentage determined on the basis of Participant's number of Years of Service in accordance with the following table:


          YEARS OF SERVICE        VESTED PERCENTAGE
          ----------------        -----------------
          Less than 6                    0%
          6 but less than 7             10%
          7 but less than 8             20%
          8 but less than 9             30%
          9 but less than 10            40%
          10 but less than 11           50%
          11 but less than 12           60%
          12 but less than 13           70%
          13 but less than 14           80%
          14 but less than 15           90%
          15 or more                   100%

Notwithstanding the foregoing provisions of this Section 2.19:

            (a) any Participant who has at least six (6) Years of Service and the sum of whose Age and Years of Service (in full years), at the time the Participant ceases to be a Covered Physician, is at least seventy (70) will have a Vested Percentage of 100%

            (b) any Participant who dies while he is a Covered Physician will have a Vested Percentage of 100%; and

            (c) any Participant who ceases to be a Covered Physician because of Total and Permanent Disability will have a Vested Percentage of 100%.

            2.20 The words "Year of Service" shall mean for any Participant a Service Year during which the Participant was credited with at least One Thousand Four Hundred Forty (1,440) Hours. Notwithstanding the preceding sentence, if any Service Year is less than twelve (12) months in length, the number of Hours with which a Participant must be credited in order to complete a Year of Service shall be determined by multiplying One Thousand Four Hundred Forty (1,440) by a fraction, the numerator of which is the number of full months in such Service Year, and the denominator of which is twelve (12).

                                   ARTICLE III
                               PAYMENT OF BENEFITS

            3.1 Upon the occurrence of a Participant's Determination Date, the Participant's Benefit Amount shall be determined. Such a Participant's Benefit Amount shall be paid to Participant or Participant's Beneficiary at such time and in such manner as set forth below in this Article III, but only upon the execution and delivery to the Company by the Participant or Beneficiary of a Distribution Election and Acknowledgment in such form as may be prescribed by Company from time to time.

            3.2 A Participant's Benefit Amount shall be paid in sixty (60) equal monthly payments. Each payment shall be equal to the quotient of (a) divided by
(b), where:

            (a)  equals the Participant's Benefit Amount; and

            (b)  equals sixty (60).

            3.3 A Participant who is a Covered Physician may, by giving at least ten (10) days advance notice to the Company, elect to have payment of the Benefit Amount commence on the first day of any month following the month in which the sum of the Participant's Age and Years of Service (in full years) equals sixty-five (65).

            3.4 In the event that a Participant shall cease to be a Covered Physician for any reason other than death or Total and Permanent Disability and payment of the Participant's Benefit Amount had not commenced pursuant to
Section 3.3, payment of the Participant's Benefit Amount shall commence on the later of: (a) the first day of the month next following the month in which the sum of the Participant's Age and Years of Service (in full years) equals sixty five (65); or (b) the first day of the month coinciding with or next following the date the Participant ceases to be a Covered Physician.

            3.5 In the event that a Participant shall cease to be a Covered Physician because of his Total and Permanent Disability and payment of the Participant's Benefit Amount had not commenced pursuant to Section 3.3, payment of the Participant's Benefit Amount shall commence as soon as practicable following the later of (a) the date the Participant ceases to be a Covered Physician; or (b) the date the Company determines that the Participant ceased to be a Covered Physician because of his Total and Permanent Disability.

            3.6 If a Participant shall die while a Covered Physician and payment of the Participant's Benefit Amount had not commenced pursuant to Section 3.3, payment of the Participant's Benefit Amount shall commence to be made to the Participant's Beneficiary as soon as practicable following the Participant's death.

            3.7 In the event that a Participant shall cease to be a Covered Physician and shall die prior to the date payment of the Participant's Benefit Amount has commenced, payment of the Participant's Benefit Amount shall commence to be made to the Participant's Beneficiary as soon as practicable following the Participant's death.

            3.8 In the event that a Participant shall die after the date payment of the Participant's Benefit Amount commenced, the monthly payments specified in
Section 3.2 shall continue to be made to the deceased Participant's Beneficiary until the total number of monthly payments made to the Participant and the Participant's Beneficiary combined equal sixty (60).

            3.9 The Company, in its sole and absolute discretion, may accelerate the time of any payment hereunder to any Participant or Beneficiary in such amounts as it may deem necessary in order to alleviate financial hardship being suffered or which may be suffered by the Participant or the Beneficiary.

            3.10 Notwithstanding any other provision of this Article III except as set forth in Section 3.3, no amounts shall be paid hereunder to any Participant while he is a Covered Physician.

            3.11 A Participant may designate in writing, delivered to the Company prior to Participant's death, the Beneficiary and/or contingent Beneficiary to receive, in the event of his death, the remaining payments of his Benefit Amount A Participant may change his designation of Beneficiary at any time. In the event that upon the death of a Participant, the Beneficiary designation on file with the Company does not dispose of all of the remaining payments of his Benefit Amount, or in the event no Beneficiary designation shall be on file with the Company at the time of the Participant's death, then, to such extent the remaining payments of his Benefit Amount shall be made to the Participant's spouse if the Participant's spouse survives the Participant or, if the spouse does not survive, to the personal representative of the Participant for distribution as a part of the Participant's estate.

            3.12 Notwithstanding any other provision of this Plan, in the event a Participant directly or indirectly violates any noncompetition provision contained in any agreement which either the Participant or any professional corporation which is in whole or in part owned by the Participant has with the Company or an Affiliate, the Participant and the Participant's Beneficiary shall forfeit any right either may have to receive any payments pursuant to this Plan.

                                   ARTICLE IV
                                   FORFEITURES

            4.1 Upon the occurrence, on or after the Closing Date, of the Determination Date of a Participant whose Vested Percentage is less than 100%, an amount shall be forfeited equal to the difference of (a) minus (b), where:

            (a)  equals the Participant's Account Balance; and

            (b)  equals the Participant's Benefit Amount.

            4.2 The total of all amounts forfeited during a Service Year pursuant to Section 4.1 shall, as of the last day of the Service Year in which the forfeiture occurs, be allocated among those Participants who:

            (a)  were Active Participants in respect of such Service Year; and

            (b) had not, as of the last day of such Service Year, commenced to receive payment of their respective Benefit Amounts.

            4.3 Forfeitures shall be allocated among the Active Participants determined in accordance with Section 4.2, pro rata on the basis of the relative Account Balances of such Active Participants determined as of the last day of such Service Year and prior to the allocation of forfeitures in respect of such Service Year.

            4.4 In the last Service Year of the Plan's existence, forfeitures, if any, shall be allocated pro rata among those Participant's and Beneficiaries who receive benefit payments during the last Service Year, based on the amounts paid in that Service Year.

                                    ARTICLE V
                                 ADMINISTRATION

            5.1 The Company, through its officers, shall administer and interpret this Plan. All decisions of the Company concerning the Plan shall be made in good faith. Neither any member of the Board of Directors of the Company nor any officer of the Company nor the shareholder of the Company shall be liable for any action taken by the Company or determination made by the Company with respect to the Plan.

                                   ARTICLE VI
                            AMENDMENT AND TERMINATION

            6.1 This Plan was originally effective as of January 31, 1987. It is amended and restated, effective as of January 31, 1996. The Plan may be further amended at any time by the Company, through its duly authorized officers.

            6.2 This Plan may be terminated at any time by the Company, through its duly authorized officers.

            6.3 Notwithstanding the provisions of Sections 6.1 and 6.2, no such amendment or termination shall in reduce either: (a) the Account Balance of any Participant whose Determination Date has occurred; or (b) the Vested Percentage of any Participant.

                                   ARTICLE VII
                                  MISCELLANEOUS

            7.1 No interest shall accrue on any Participant's Account. No interest shall accrue for delays in payments of benefits in the reasonable, good faith administration of the Plan, nor in any event for any delays in payments during the period from January 1, 1996, through May 31, 1997.

            7.2 No person other than a Participant or a Participant's Beneficiary shall be entitled to receive any amounts pursuant to the Plan.

            7.3 The undertakings of the Company herein constitute merely the unsecured promise of the Company to make the payments as provided for herein. No property of the Company or any Affiliate is or shall be, by reason of this Plan, held in trust for any Participant, any Beneficiary or any other person, and neither a Participant nor any Beneficiary nor any other person shall have, by reason of this Plan, any rights, title or interest of any kind in or to any property of the Company or any Affiliate. Company's and Plan's liability for benefits under this Plan shall not exceed a total of $4,568,127, the sum of the Participant Account Balances as of January 31, 1996.

            7.4 The provisions of this Plan shall be binding upon and inure to the benefit of any successor of the Company and any Participant and Beneficiary (including, without limitation, the Participant's estate).

            7.5 Except as set forth herein, no rights of any kind under this Plan shall, without the written consent of the Company, be transferable or assignable by a Participant, any Beneficiary or any other person, or be subject to alienation, encumbrance, garnishment, attachment, execution or levy of any kind, voluntary or involuntary.

            7.6 In the event that any provision of the Plan is determined by any judicial, quasi-judicial or administrative body to be void or unenforceable for any reason, all other provisions of the Plan shall remain in full force and effect as if such void or unenforceable provision had never been a part of the Plan.

            7.7 The singular herein shall include the plural, or vice versa, wherever the context so requires.

            7.8 A pronoun in the masculine, feminine, or neuter gender shall be deemed, where appropriate, to include also the masculine, feminine or neuter gender.

            7.9 If the Company shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to such person's spouse, child, parent, or brother or sister, or to any person deemed by the Company to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Company may determine.

            7.10 The Plan shall be construed in accordance with, and governed by, the laws of the State of Ohio, determined without regard to conflict of laws rules.

            7.11 Nothing herein shall affect the benefit amount due under the Plan to any person who, prior to the Closing Date, terminated as an "Employee" (as such term was defined in the prior Plan document). A comprehensive list of such persons and the amount payable to each such person in accordance with Plan as it existed prior to the Closing Date is part of Exhibit 1 to the Company Board resolution approving this amendment and restatement of the Plan. The amounts due such persons are include in the total stated liability of the Company under Section 7.3.

            IN WITNESS WHEREOF, Emergency Professional Services, Inc., by its officers duly authorized, has executed this document as of the 31st day of January, 1996, effective for all purposes, assuming satisfaction of the condition precedent set forth in Article I, as of the Closing Date.

                                             EMERGENCY PROFESSIONAL SERVICES,
                                             INC.


                                             By:
                                                  -----------------------------
                                             Its:
                                                  -----------------------------



MedPartners/Mullikin, Inc., the owner of the Company, hereby consents to the
foregoing amendment and restatement of the Plan, this    day of           ,
1997.

                                              MEDPARTNERS/MULLIKIN, INC.


                                              By:
                                                  -----------------------------
                                              Its:
                                                  -----------------------------

               EMERGENCY PROFESSIONAL SERVICES, INC. (CORPORATION)
                CERTIFIED COPY OF BOARD OF DIRECTORS' RESOLUTIONS
              AMENDING AND RESTATING THE DEFERRED COMPENSATION PLAN

By action of the Board of Directors of the Corporation taken ____________, 1997, the following resolutions were duly adopted:

            WHEREAS, Emergency Professional Services, Inc. ("Corporation") wants to restate the Corporation's Deferred Compensation Plan ("Plan") to fulfill its obligations under that certain merger agreement among Corporation and MedPartners/Mullikin, Inc., which required Corporation to freeze benefit accruals under the Plan effective as of January 31, 1996; and

            WHEREAS, the Plan provides for its amendment upon the action of the Corporation board of directors, subject to shareholder approval of any such amendment; and

            WHEREAS, the only Participants in the Plan and their Account Balances and Vested Percentages as of January 3 1, 1996, and the only prior Plan Participants due benefits under the Plan as of January 31, 1996, and the amount and beginning date for payment, are shown on Exhibit 1.

            RESOLVED, that the Board of Directors hereby adopts and approves the amended and restated Plan, substantially in the form presented to this Board and as attached as Exhibit 2, effective as January 31, 1996;

            RESOLVED FURTHER, that full power and authority are hereby conferred upon the President or his designee to execute the Plan within the general intent and purpose of this resolution and the purchase agreement;

            RESOLVED FURTHER, that the President or his designee is hereby appointed to act for the Corporation as the Plan Administrator of such Plan and is delegated have such powers and duties as are set forth in the Plan for all purposes of interpreting, construing, and implementing the terms and conditions of the Plan and shall have discretion in making decisions and determinations concerning the general operation of the Plan, and to amend and terminate the Plan on behalf of the Corporation.

                                   CERTIFICATE

I hereby certify that the foregoing is a true and exact copy of resolutions adopted by the Board of Directors of this Corporation and that such resolutions have not been amended, modified or revoked and are still in full force and effect.

IN WITNESS THEREOF, I have signed this Certificate as of this _________ day of __________, 1997.

                                   -----------------------------------------
                                   Secretary,
                                   Emergency Professional Services, Inc.

                    DISTRIBUTION ELECTION AND ACKNOWLEDGMENT

To: The Administrator of the Emergency Professional Services, Inc. ("Company") Deferred Compensation Plan ("Plan").

From: _____________________________________, Participant or Beneficiary.

1. Application for Benefit Distribution. I hereby apply for a benefit under the Plan, as follows:

       (a) My proposed first Distribution Date begins the first day of ____________, 199___, and continues on the first of each month thereafter for a total of 60 equal monthly payments, computed as follows:

       (b) My January 31, 1996 Account Balance:                    $__________.

       (c) Annual Forfeitures Allocated to Account from
       January 31, 1996, through proposed first Distribution Date: $__________.

       (d) Account Balance [(a) plus (b)]:                         $__________.

       (e) Vested percentage                                        _________%.

       (f) Benefit Amount [(d) times (e)]:                         $__________.

       (g) Monthly benefit payment [(f) divided by 60]:            $__________.

2. Basis for Eligibility for Benefit. I am entitled to begin receiving benefit payments from the Plan on the following basis:

/ / (a) My age and service total 65 or more and I elect to begin benefit payments immediately.

/ / (b) I am Totally and Permanently Disabled and no longer a Covered Physician as defined in the Plan. I elect to begin benefit payments immediately.

/ / (c) I am the Beneficiary of a deceased Participant and I am entitled to begin or continue benefit payments from the Participant's Account.

3. Beneficiary Designation. I understand that I am entitled to name a designated beneficiary to receive any amount due me under the Plan, in the event I die before all amounts due me are paid. A beneficiary designation form is available from the Company and must be received by the Company before my death to be effective.

4. Tax Withholding. I understand that the Company may withhold as required by applicable Federal, State, or local income, employment or other tax law on all amounts paid me under the Plan.

I understand that since this benefit payment is not from a qualified retirement plan or IRA, the amounts paid are not subject to rollover or transfer to another qualified plan, IRA, or tax sheltered annuity (403(b) or 457) plan.

5. Cessation of Vesting and of Allocation of Forfeitures. I acknowledge that:

       (a) Even if I am still a Covered Physician under the Plan, when I elect to start benefit payments under the Plan, I will not continue to accrue service credit for vesting purposes; and

       (b) If I am not fully vested when I start benefit payments, I will not in the future ever be entitled under the Plan to earn further vesting, even if I am otherwise a Covered Physician under the Plan; and

       (c) Under the Plan I will not be entitled to allocation of future forfeitures once I begin benefit payments; and

       (d) The monthly amount shown in Section I above to be paid in 60 month installments (or the balance of 60 monthly installments, if I am the beneficiary of a deceased participant) is the sole benefit to which I am entitled under the Plan; and

       (e) No interest or earnings accrue on amounts paid under the Plan.

6. Irrevocable Election. My benefit elections under this Participant Distribution Election and Acknowledgment are irrevocable. I understand that once I return this form to the Company, I will not be able to change my election to start payments as of the proposed first Distribution Date stated in Section 1(a). However, I will be able to change my Beneficiary Designation at any time so long as I am entitled to further benefit payments.

7. Further Information. Before you sign this form, if you have any question regarding the information provided or about your Plan distribution, please contact the Company or the Vice President of Human Resources, Team Health, Knoxville.

8.     Execution. Dated this ____ day of ____________ 19___.


                                          ____________________________________
                                          Participant's Signature


                                          ____________________________________
                                          Participant's Social Security Number



_______________________________________________________________________________
RECEIVED by Emergency Professional Services, Inc. on ____________, 199__.

By: _____________________________________

                           DESIGNATION OF BENEFICIARY

To: The Administrator of the Emergency Professional Services, Inc., Deferred Compensation Plan ("Plan")

From:  _______________________________, Participant

Pursuant to the provisions of the Plan permitting the designation of a beneficiary or beneficiaries by a participant, I hereby designate the following person or persons as primary and secondary beneficiaries of my Account Balance under the Plan payable by reason of my death:

PRIMARY BENEFICIARY(IES) [INCLUDE ADDRESS AND RELATIONSHIP]:







SECONDARY BENEFICIARY(IES) [INCLUDE ADDRESS AND RELATIONSHIP]:





I RESERVE THE RIGHT TO REVOKE OR CHANGE ANY BENEFICIARY DESIGNATION. I HEREBY REVOKE ALL PRIOR DESIGNATIONS (IF ANY) OF PRIMARY BENEFICIARIES AND CONTINGENT BENEFICIARIES.

The Plan will pay all sums payable under the Plan by reason of my death to the primary beneficiary, if he or she survives me, and if no primary beneficiary survives me, then to the secondary beneficiary. If no named beneficiary survives me, then the Plan will pay all amounts in accordance with the Plan.

I understand this Beneficiary Designation is not effective until delivered to the Administrator for the Plan.



_______________________________              __________________________________
Date of this Designation                     Signature of Participant

_______________________________________________________________________________
RECEIVED by Emergency Professional Services, Inc. on ___________, 199__.

By: ______________________________

                      EMERGENCY PROFESSIONAL SERVICES, INC.
                           DEFERRED COMPENSATION PLAN

                                    EXHIBIT A

                       Exclusive List of Plan Participants

DC196
                                        EMERGENCY PROFESSIONAL SERVICES, INC.
                                        DEFERRED COMPENSATION
                                        JANUARY 31, 1996

                                        1 STOUT
                                        2 HOPE
                                        3 RYBAK
                                        4 THOMAS
                                        5 KLATZKO
                                        6 WEEKS
                                        7 JONES
                                        8 STAUTER
                                        9 SPIRTOS
                                        10 DEEHRING
                                        11 GRABER
                                        12 COSBY
                                        13 COSTARELL
                                        14 KONGMUANG
                                        15 MIRASOL
                                        16 PEARCE
                                        17 NIEMI
                                        18 BONNIE
                                        19 FAIRLEY
                                        20 AMSTERDAM
                                        21 MCNAMARA
                                        22 ACHAREKAR
                                        23 SUDIMACK
                                        24 OLSON
                                        25 TAFURI
                                        26 GREER
                                        27 BLAU
                                        28 FRANK
                                        29 GALAN
                                        30 BUISER
                                        31 MCELREE
                                        32 MEYER
                                        33 SILVA
                                        34 TISHMAN
                                        35 ZIEMAK
                                        36 HASTINGS
                                        37 MASARYK
                                        38 SOLTIS


                                        TERMINATIONS

                                        1 JACOBS
                                        2 GINSBERG
                                        3 OGAN
                                        4 KILE

EMERGENCY PROFESSIONAL SERVICES, INC.
DEFERRED COMPENSATION
JANUARY 31, 1996

                                                    4,327,715.99   VESTING       VESTED          YRS      AGE @
                                        UNITS            A/R          %            $          SERVICE    01-31-96    TOTAL
                                      --------      -----------    -------      --------      -------    --------    ------
        1 STOUT                        203.10        315,170.15     100.00%      315,170         17         47         64
        2 HOPE                         189.60        294,220.88     100.00%      294,221         17         48         65
        3 RYBAK                        278.99        432,936.09     100.00%      432,936         16         52         68
        4 THOMAS                       197.41        306,340.42     100.00%      306,340         16         45         61
        5 KLATZKO                      162.12        251,577.47     100.00%      251,577         16         53         69
        6 WEEKS                        182.46        283,141.04     100.00%      283,141         15         48         63
        7 JONES                        150.75        233,933.53      90.00%      210,540         14         47         61
        8 STAUTER                      151.45        235,019.79      90.00%      211,518         14         43         57
        9 SPIRTOS                      186.31        289,115.46      90.00%      260,204         14         41         55
       10 DEEHRING                     122.08        189,443.48      80.00%      151,555         13         49         62
       11 GRABER                       118.52        183,919.08      70.00%      128,743         12         47         59
       12 COSBY                         58.22         90,345.67      60.00%       54,207         11         47         58
       13 COSTARELL                     70.05        108,703.44      60.00%       65,222         11         46         57
       14 KONGMUANG                     67.79        105,196.38      60.00%       63,118         11         49         60
       15 MIRASOL                       75.88        117,750.42      60.00%       70,650         11         54         65
       16 PEARCE                        66.58        103,318.70      60.00%       61,991         11         47         58
       17 NIEMI                         51.00         79,141.69      40.00%       31,657          9         40         49
       18 BONNIE                        49.84         77,341.61      40.00%       30,937          9         43         52
       19 FAIRLEY                       44.92         69,706.76      40.00%       27,883          9         41         50
       20 AMSTERDAM                     59.74         92,704.41      40.00%       37,082          9         43         52
       21 MCNAMARA                      40.52         62,878.85      30.00%       18,864          8         52         60
       22 ACHAREKAR                     32.53         50,479.98      30.00%       15,144          8         53         61
       23 SUDIMACK                      33.70         52,295.59      30.00%       15,689          8         40         48
       24 OLSON                         19.30         29,949.70      20.00%        5,990          7         45         52
       25 TAFURI                        18.73         29,065.17      20.00%        5,813          7         35         42
       26 GREER                         23.58         36,591.39      20.00%        7,318          7         42         49
       27 BLAU                          12.72         19,738.87      10.00%        1,974          6         44         50
       28 FRANK                         12.71         19,723.35      10.00%        1,972          6         37         43
       29 GALAN                         15.11         23,447.67      10.00%        2,345          6         43         49
       30 BUISER                        10.93         16,961.15      10.00%        1,696          6         55         61
       31 MCELREE                       15.67         24,316.67      10.00%        2,432          6         70         76
       32 MEYER                         10.47         16,247.32      10.00%        1,625          6         44         50
       33 SILVA                         11.08         17,193.92      10.00%        1,719          6         60         66
       34 TISHMAN                       14.47         22,454.52      10.00%        2,245          6         39         45
       35 ZIEMAK                        10.72         16,635.27      10.00%        1,664          6         39         45
       36 HASTINGS                       6.95         10,785.00       0.00%            0          5         40         45
       37 MASARYK                        6.73         10,443.60       0.00%            0          5         38         43
       38 SOLTIS                         6.11          9,481.49       0.00%            0          5         36         41
                                     --------      ------------                ---------
                                     2,788.84      4,327,715.99                3,375,182

TERMINATIONS
        1 JACOBS                                         12,208                   12,208          6         53         59
        2 GINSBERG                                        3,276                    3,276          6         51         57
        3 OGAN                                          218,401                  218,401         15         48         63
        4 KILE                                            6.526                    6,526          7         47         54
                                                   ------------                ---------
                                                      4,568,127               3,615,593
                                                      =========               =========

                      EMERGENCY PROFESSIONAL SERVICES, INC.

                              ACTION OF SHAREHOLDER
                               BY WRITTEN CONSENT

                                             , 1997
                                ------------

The undersigned person, being the sole shareholder of the Corporation, consents to the following action taken without a meeting, this instrument to have the same force and effect as if the action had been taken by unanimous vote at a specially called meeting of the Shareholder.

Consent to Amendment and Restatement to Deferred Compensation Plan. The Shareholder hereby adopts the following resolution:

            WHEREAS, Emergency Professional Services, Inc. ("Corporation") wants to restate the Corporation's Deferred Compensation Plan ("Plan") to fulfill its obligations under that certain purchase agreement among Corporation and MedPartners/Mullikin, Inc., which required the Corporation to freeze benefit accruals under the Plan effective as of January 31, 1996; and

            WHEREAS, the Plan provides for its amendment upon the action of the Corporation board of directors, subject to shareholder consent to any such amendment;

            RESOLVED, that the shareholder hereby consents to the amended and restated Plan, substantially in the form presented to the Shareholder, effective as January 31, 1996, including delegation to the President or his designee to further amend or terminate the Plan without further shareholder approval.

IN WITNESS WHEREOF, the shareholder has executed this instrument by a duly authorized representative as of the date first above written and it shall be filed with the minutes of the proceedings of the shareholder.

                                     MedPartners/Mullikin, Inc.


                                     By:
                                        -------------------------------------

                                     Its:
                                        -------------------------------------
                                     Shareholder